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                                                                    Exhibit 99



                            PNC Student Loan Trust I
                 Student Loan Asset Backed Notes, Series 1997-2


Noteholders' Statement
pursuant to Section 5.7(a) of
Transfer and Servicing
Agreement (capitalized terms used
herein are defined in Appendix A thereto)

         Distribution Date:    12/26/97

(i)               Principal Factor:

                           (a)  Class A-1:   .450107
                                          ----------
                           (b)  Class A-2: 1.0000000
                                           ---------
                           (c)  Class A-3: 1.0000000
                                          ----------
                           (d)  Class A-4: 1.0000000
                                          ----------
                           (e)  Class A-5: 1.0000000
                                          ----------
                           (f)  Class A-6: 1.0000000
                                          ----------
                           (g)  Class A-7: 1.0000000
                                          ----------
                           (h)  Class A-8: 1.0000000
                                          ----------
                           (i)  Class A-9: 1.0000000
                                          ----------
                           (j)  Class B:   1.0000000
                                          ----------

(ii) Amount of principal being paid or distributed:

                           (a)  Class A-1 Notes:     $     6,431,992.66
                                                      -----------------
                           (b)  Class A-2 Notes:     $                0
                                                      -----------------
                           (c)  Class A-3 Notes:     $                0
                                                       ----------------
                           (d)  Class A-4 Notes:     $                0
                                                      -----------------
                           (e)  Class A-5 Notes:     $                0
                                                      -----------------
                           (f)  Class A-6 Notes:     $                0
                                                      -----------------
                           (g)  Class A-7 Notes:     $                0
                                                      -----------------
                           (h)  Class A-8 Notes:     $                0
                                                      -----------------
                           (i)  Class A-9 Notes:     $                0
                                                      -----------------
                           (j)  Class B Notes:       $                0
                                                      -----------------
                           (k)  Certificates:        $                0
                                                      -----------------


(iii) (a) Amount of interest being paid or distributed:





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               (1)  Class A-1 Notes:     $  227,474.87 based on One-Month LIBOR
                                          -------------------------------------
               (2)  Class A-2 Notes:     $       0
                                          --------
               (3)  Class A-3 Notes:     $       0
                                          --------
               (4) Class A-4 Notes:      $       0
                                          --------
               (5)  Class A-5 Notes:     $       0
                                          --------
               (6)  Class A-6 Notes:     $       0
                                          --------
               (7)  Class A-7 Notes:     $       0
                                          --------
               (8)  Class A-8 Notes:     $       0
                                          --------
               (9)  Class A-9 Notes:     $       0
                                          --------

               (10) Class B Notes:       $       0
                                          --------
               (11) Certificates:        $       0
                                          --------

      (b)  Applicable Interest Rate:
               (1)  Class A-1:   5.6275   %       Net Loan Rate    7.16398%
                               -----------                     ---------------
               (2)  Class A-2:       -    %
                               -----------
               (3)  Class A-3:       -    %
                               -----------
               (4)  Class A-4:       -    %
                               -----------
               (5)  Class A-5:       -    %
                               -----------
               (6)  Class A-6:       -    %
                               -----------
               (7)  Class A-7:       -    %
                               -----------
               (8)  Class A-8:       -    %
                               -----------
               (9)  Class A-9:       -    %
                               -----------
               (10) ClassB:          -    %
                               -----------
               (11) Certificates:    -    %
                                  --------

(iv)  Amount of distribution allocable to any Noteholders' Interest Carryover:

      (a)  Class A-1:           $           0
                                 ------------
      (b)  Class A-8:           $           0
                                 ------------
      (c)  Class A-9:           $           0
                                 ------------
      (d)  Class B:             $           0
                                 ------------

(v)   Pool Balance at end of preceding Collection Period:  $956,724,708.90
                                                           ---------------

(vi)  After giving effect to distributions on this Distribution Date:

      (a)   outstanding principal amount of Class A-1 Notes: $ 40,509,698.80
                                                             ---------------

      (b)   outstanding principal amount of Class A-2 Notes: $107,000,000.00
                                                             ---------------

      (c)   outstanding principal amount of Class A-3 Notes: $107,000,000.00
                                                             ---------------

      (d)   outstanding principal amount of Class A-4 Notes: $102,000,000.00
                                                             ---------------





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        (e)  outstanding principal amount of Class A-5 Notes: $ 94,000,000.00
                                                              ---------------

        (f)  outstanding principal amount of Class A-6 Notes: $ 72,500,000.00
                                                              ---------------

        (g)  outstanding principal amount of Class A-7 Notes: $121,000,000.00
                                                              ---------------

        (h)  outstanding principal amount of Class A-8 Notes: $175,000,000.00
                                                              ---------------

        (i)  outstanding principal amount of Class A-9 Notes: $125,450,000.00
                                                              ---------------

        (j)  outstanding principal amount of Class B Notes:   $ 36,050,000.00
                                                              ---------------

        (k)  Certificate Balance: $     1,000.00
                                  --------------

(vii) Amount of Servicing Fee, Administration Fee, Indenture Trustee Fee and Eligible Lender Trustee Fee and Consolidation Fees to be allocated for
        the upcoming Distribution Date:($     0       )
                                        --------------

(viii)  (a) Aggregate amount of Realized Losses (if any) for each
        Collection Period since the last Distribution Date (or since the Closing Date in the case of the first
        Distribution Date): $ 1,546.40
                            ----------

        (b)  Amount of recoveries
                 (i)  principal  $    0
                                 -----------

                 (ii) interest   $    0
                                 -----------

(ix)    (a)  Amount of distribution attributable to
             amounts in the Reserve Account: $     0
                                             ------------

        (b)  Amount of other withdrawals from the
               Reserve Account: $  3,204,840.50
                                ---------------

        (c)  Reserve Account balance: $ 9,805,106.99
                                      --------------

        (d)  Parity percentage:    98.43571%
                                ------------

        (e)  Amount of Parity Percentage Payments: $      0
                                                   ---------------

(x) The aggregate Purchase Amount paid for Financed Student Loans purchased from the Trust during each preceding Collection Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution Date): $ 90,340.97
                                                          -----------




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(xi)    During the Exchange Period only, the aggregate Issuer
        Consolidation Payments and Adjustment Payments, stated
        separately, for each preceding Collection Period since the last Distribution Date (or since the Closing Date in the case of the first Distribution Date): $ 753,930.80
                                         ------------
                                         $          0
                                         ------------


(xii)   (a) Amount of Financed Student Loans:
                 (1) that are 30 to 60 days delinquent:   $36,732,941.28
                                                          --------------
                 (2) that are 61 to 90 days delinquent:   $16,351,086.67
                                                          --------------
                 (3) that are 91 to 120 days delinquent:  $12,824,709.73
                                                          --------------
                 (4) that more than 120 days delinquent:  $13,599,606.23
                                                          --------------
                 (5) for which claims have been filed
                     with the appropriate Guarantor
                     and which are awaiting payment:      $1, 343,302.75
                                                          --------------










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